Supplement Dated March 9, 2018
To The Prospectus Dated September 25, 2017

JNL Series Trust

Please note that the changes may apply to your variable annuity and/or variable life product(s).

Sub-Adviser Change for the JNL Multi-Manager Alternative Fund

On February 28 – March 2, 2018, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved a change of sub-adviser for one of the strategies, or sleeves, within the JNL Multi-Manager Alternative Fund (the "Fund"). On April 30, 2018, Loomis, Sayles & Company, L.P. ("Loomis") will replace Lazard Asset Management LLC ("Lazard") as the sub-adviser for one of the strategies of the Fund (the "Lazard Global Hexagon Strategy"), which will be renamed the Loomis Strategy, and Loomis will begin providing the day-to-day management for the Loomis strategy of the Fund.  In conjunction with the sub-adviser replacement, the Board approved an amendment to the Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard, removing the Lazard Global Hexagon Sleeve.   There are no other changes to the sub-advisory arrangements with the other sub-advisers for the Fund as a result of the appointment of Loomis as a sub-adviser to the Fund. Contract owners will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Lazard Global Hexagon Strategy of the Fund.  The change in sub-adviser is not subject to shareholder approval.

Sub-Adviser Change for the JNL Multi-Manager Small Cap Growth Fund

On February 28 – March 2, 2018, the Board of the Trust approved a change of sub-adviser for one of the strategies, or sleeves, within the JNL Multi-Manager Small Cap Growth Fund (the "Fund").  On April 30, 2018, Kayne Anderson Rudnick Investment Management, LLC ("KAR") will replace LMCG Investments, LLC ("LMCG") as the sub-adviser for one of the strategies of the Fund (the "LMCG Small Cap Growth Strategy"), which will be renamed the KAR Small Cap Growth Strategy, and KAR will begin providing the day-to-day management for the KAR Small Cap Growth strategy of the Fund. There are no changes to the sub-advisory arrangements with the other sub-advisers for the Fund as a result of the appointment of KAR as a sub-adviser to the Fund. Contract owners will be sent an Information Statement containing additional information regarding the change of sub-adviser for the LMCG Small Cap Growth Strategy of the Fund. The change in sub-adviser is not subject to shareholder approval.

This Supplement is dated March 9, 2018.